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Exhibit 21.1

LIST OF SUBISDIARIES

ARROWHEAD FESTIVAL, LLC, an Arizona limited liability company

CAMELBACK COLONNADE ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership

CAMELBACK COLONNADE PARTNERS, an Arizona general partnership

CAMELBACK SHOPPING CENTER LIMITED PARTNERSHIP, an Arizona limited partnership

CHANDLER GATEWAY PARTNERS, LLC, an Arizona limited liability company

CHANDLER VILLAGE CENTER, LLC, an Arizona limited liability company

CHRIS-TOWN VILLAGE ASSOCIATES, an Arizona general partnership

EAST FLAGSTAFF PLAZA ASSOCIATES, an Arizona general partnership

EAST MESA LAND, L.L.C., a Delaware limited liability company

EAST MESA MALL, L.L.C., a Delaware limited liability company

FLAGSTAFF MALL ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership

FLATIRON ACQUISITION, LLC, a Delaware limited liability company

FLATIRON HOLDING, LLC, an Arizona limited liability company

FLATIRON MEZZANINE, L.L.C., a Delaware limited liability company

FLATIRON PROPERTY HOLDING, LLC, an Arizona limited liability company

FLATIRON SPE, L.L.C., a Delaware limited liability company

INA AND LA CHOLLA ASSOCIATES, an Arizona general partnership

JAREN ASSOCIATES #4, an Arizona general partnership

KITSAPARTY, a Washington non-profit corporation

LEE WEST, LLC, an Arizona limited liability company

LEE WEST II, LLC, a Delaware limited liability company

MAC E-COMMERCE, LLC, a Delaware limited liability company

MACERICH BRISTOL ASSOCIATES, a California general partnership

MACERICH BUENAVENTURA GP CORP., a Delaware corporation

MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership

MACERICH CARMEL GP CORP., a Delaware corporation

MACERICH CARMEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CERRITOS ADJACENT, LLC, a Delaware limited liability company

MACERICH CERRITOS, LLC, a Delaware limited liability company

MACERICH CERRITOS MALL CORP., a Delaware corporation

MACERICH CITADEL GP CORP., a Delaware corporation

MACERICH CITADEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CM VILLAGE GP CORP., a Delaware corporation

MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership

MACERICH EQ GP CORP., a Delaware corporation

MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership

MACERICH FARGO ASSOCIATES, a California general partnership

MACERICH FAYETTEVILLE GP CORP., a Delaware corporation

MACERICH FAYETTEVILLE LIMITED PARTNERSHIP, a California limited partnership

MACERICH FRESNO GP CORP., a Delaware corporation

MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership

MACERICH GREAT FALLS GP CORP., a Delaware corporation

MACERICH GREAT FALLS LIMITED PARTNERSHIP, a California limited partnership

MACERICH GREELEY ASSOCIATES, a California general partnership

MACERICH LAKEWOOD, LLC, a Delaware limited liability company

MACERICH LUBBOCK GP CORP., a Delaware corporation

MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH MANAGEMENT COMPANY, a California corporation

MACERICH MANHATTAN GP CORP., a Delaware corporation

MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership

MACERICH MERCHANTWIRED LLC, a Delaware limited liability company

MACERICH NORTHWESTERN ASSOCIATES, a California general partnership

MACERICH OAKS LLC, a Delaware limited liability company

MACERICH OAKS MEZZANINE LLC, a Delaware limited liability company

MACERICH OKLAHOMA GP CORP., a Delaware corporation

MACERICH OKLAHOMA LIMITED PARTNERSHIP, a California limited partnership

MACERICH OKLAHOMA WARDS PARCEL LLC, a Delaware limited liability company

MACERICH OXNARD, LLC, a Delaware limited liability company

MACERICH PACIFIC VIEW ADJACENT, LLC, a Delaware limited liability company

MACERICH PACIFIC VIEW LEASEHOLD, LLC, a Delaware limited liability company

MACERICH PPR CORP., a Maryland corporation

MACERICH PROPERTY EQ GP CORP., a Delaware corporation

MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company

MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation

MACERICH QUEENS EXPANSION, LLC, a Delaware limited liability company

MACERICH QUEENS GP CORP., a Delaware corporation

MACERICH QUEENS LIMITED PARTNERSHIP, a California limited partnership

MACERICH RIMROCK GP CORP., a Delaware corporation

MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH SANTA MONICA LLC, a Delaware limited liability company

MACERICH SANTA MONICA PLACE CORP., a Delaware corporation

MACERICH SASSAFRAS GP CORP., a Delaware corporation

MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG FUNDING GP CORP., a Delaware corporation

MACERICH SCG FUNDING LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG GP CORP., a Delaware corporation

MACERICH SCG HOLDINGS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership

MACERICH SOUTH TOWNE GP CORP., a Delaware corporation

MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership

MACERICH ST MARKETPLACE GP CORP., a Delaware corporation

MaCERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership

MACERICH STONEWOOD CORP., a Delaware corporation

MACERICH STONEWOOD LLC, a Delaware limited liability company

MACERICH TRUST LLC, a Delaware limited liability company

MACERICH TWC II CORP., a Delaware corporation

MACERICH TWC II LLC, a Delaware limited liability company

MACERICH VALLEY VIEW ADJACENT GP CORP., a Delaware corporation

MACERICH VALLEY VIEW ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH VALLEY VIEW GP CORP., a Delaware corporation

MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership

MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation

MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTCOR MANAGEMENT LLC, a Delaware limited liability company

MACERICH WESTSIDE ADJACENT GP CORP., a Delaware corporation

MACERICH WESTSIDE ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTSIDE GP CORP., a Delaware corporation

MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership

MACERICH WRLP CORP., a Delaware corporation

MACERICH WRLP II CORP., a Delaware corporation

MACERICH WRLP LLC, a Delaware limited liability company

MACERICH WRLP II LP, a Delaware limited partnership

MACERICH WRLP PANORAMA LLC, a Delaware limited liability company

MACJ, LLC, a Delaware limited liability company

MAIB, LLC, a Delaware limited liability company

MANHATTAN VILLAGE, LLC, a California limited liability company

MERCHANTWIRED, LLC, a Delaware limited liability company

MIDCOR ASSOCIATES, an Arizona general partnership

MIDCOR ASSOCIATES II, an Arizona general partnership

MIDCOR ASSOCIATES IV, LLC, an Arizona limited liability company

MIDCOR ASSOCIATES V, LLC, an Arizona limited liability company

MONTEBELLO PLAZA ASSOCIATES, an Arizona general partnership

NEW RIVER ASSOCIATES, an Arizona general partnership

NORTHGATE MALL ASSOCIATES, a California general partnership

NORTH VALLEY PLAZA ASSOCIATES, a California general partnership

PACIFIC PREMIER RETAIL TRUST, a Maryland real estate investment trust

PANORAMA CITY ASSOCIATES, a California general partnership

PARADISE VILLAGE INVESTMENT COMPANY, an Arizona general partnership

PARADISE WEST #1, L.L.C., an Arizona limited liability company

PARADISE WEST PARCEL 4, LLC, an Arizona limited liability company

PPR CASCADE LLC, a Delaware limited liability company

PPR CREEKSIDE CROSSING LLC, a Delaware limited liability company

PPR CROSS COURT LLC, a Delaware limited liability company

PPR KITSAP MALL LLC, a Delaware limited liability company

PPR KITSAP PLACE LLC, a Delaware limited liability company

PPR LAKEWOOD ADJACENT, LLC, a Delaware limited liability company

PPR NORTH POINT LLC, a Delaware limited liability company

PPR REDMOND OFFICE LLC, a Delaware limited liability company

PPR REDMOND RETAIL LLC, a Delaware limited liability company

PPR SQUARE TOO LLC, a Delaware limited liability company

PPR WASHINGTON SQUARE LLC, a Delaware limited liability company

PPRT LAKEWOOD MALL CORP., a Delaware corporation

PPRT TRUST LLC, a Delaware limited liability company

PROMENADE ASSOCIATES, L.L.C., an Arizona limited liability company

PROPCOR ASSOCIATES, an Arizona general partnership

PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company

RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company

RUSS LYON REALTY/WESTCOR VENTURE I, an Arizona general partnership

SANTAN FESTIVAL, LLC, an Arizona limited liability company

SCOTTSDALE AND DOUBLETREE, L.L.C., an Arizona limited liability company

SCOTTSDALE/101 ASSOCIATES, LLC, an Arizona limited liability company

SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership

SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership

SM PORTFOLIO LIMITED PARTNERSHIP, a Delaware limited partnership

SOUTHRIDGE ADJACENT LLC, a Delaware limited liability company

THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership

THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership

THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership

TWC BORGATA CORP., an Arizona corporation

TWC BORGATA HOLDING, L.L.C., an Arizona limited liability company

TWC CHANDLER LLC, a Delaware limited liability company

TWC HILTON VILLAGE HOLDINGS, L.L.C., an Arizona limited liability company

TWC HILTON VILLAGE, INC., an Arizona corporation

TWC PROMENADE L.L.C., an Arizona limited liability company

TWC SCOTTSDALE CORP., an Arizona corporation

TWC SCOTTSDALE HOLDING, L.L.C., an Arizona limited liability company

TWC SCOTTSDALE MEZZANINE, L.L.C., an Arizona limited liability company

TWC II-PRESCOTT MALL, LLC, an Arizona limited liability company

TWC II TUCSON, LLC, an Arizona limited liability company

WEST ACRES DEVELOPMENT, LLP, a North Dakota limited liability partnership

WESTBAR LIMITED PARTNERSHIP, an Arizona limited partnership

WESTDAY ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership

WESTCOR/GILBERT, L.L.C., an Arizona limited liability company

WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company

WESTCOR PARTNERS, L.L.C., an Arizona limited liability company

WESTCOR PARTNERS OF COLORADO, LLC, a Colorado limited liability company

WESTCOR PARTNERS PROPERTIES, L.L.C., an Arizona limited liability company

WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

WESTCOR TRS LLC, a Delaware limited liability company

WESTLINC ASSOCIATES, an Arizona general partnership

WESTPEN ASSOCIATES, an Arizona joint venture

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LIST OF SUBISDIARIES